(LIGHTHOUSE OPPORTUNITY FUND LOGO)

                                 ANNUAL REPORT

                                   Year Ended
                                August 31, 2002

To our fellow Shareholders:

The Lighthouse Opportunity Fund continued to outperform its benchmarks during its fiscal year ended August 31, 2002, declining 13.89% during the previous twelve-month period. This result compares with the S&P 500 Index, which declined 18.00%, the small-cap Russell 2000 down 15.44% and the NASDAQ Composite Index down 27.17% over the same time period.

As of August 31, 2002, the Fund's heaviest sector weighting was in technology at 23.27% followed by the consumer sector at 20.95% and the healthcare sector at 16.36%. Consumer holdings consisted of companies sensitive to economic trends rather than the more defensive consumer staples. As of August 31, the only sectors not represented in the portfolio were telecommunication services and materials due to a lack of attractive opportunities in those areas. Cash represented 4.80% of the portfolio at the end of the fiscal year.

During the year, a number of changes were made in our sector weightings. In the materials sector, we sold our positions in Barrick Gold and Placer Dome shortly after the September 11th tragedy as the price of gold and gold shares spiked in response. Thus far, that decision has been fortunate as the stock prices of both companies have fallen despite the price of gold continuing to increase.
The proceeds of these sales were used to invest in companies hard hit by the anticipated fallout from the attacks such as travel and consumer-related companies. Our other two positions in the materials sector, Delta and Pine Land and Potash were also sold during the year due to an anticipated extension of the poor economic conditions plaguing the agricultural economy. As a result of these sales and the gold mining stock sales discussed above, we have no positions in the materials sector at this time.

During the period, we reduced our positions in the energy sector by selling Plains Resources, Ensco and Grey Wolf. We did this due to concerns over falling demand and the related negative impact to oil and gas prices and kept only those positions which we believed to be particularly well positioned. In addition, two of our holdings, Louis Dreyfus and Pure Resources, were the targets of attractive takeover offers and were sold in response.

We have continued to increase our weightings in the healthcare sector and have diversified our holdings across a number of industries within the sector. Growth in this area is being driven by demographic trends as the "Baby Boom Generation" continues to age. While demand for medical services is growing rapidly, supply has been constrained by regulations and political wrangling. This has resulted in rapidly escalating prices, volume gains, and higher earnings for many healthcare companies, an unusual backdrop in today's economy.

In anticipation of a stronger economy in the future, we have slowly increased our weighting in the industrial sector, adding economically-sensitive companies such as Shaw Group, Navigant International and Arkansas Best among others. For the most part, these companies have been out of favor with investors for some time and stock prices have dropped to levels implying no recovery on the horizon. We believe this provides excellent opportunities for patient investors.

While there have been a number of changes in other sectors in an effort to better position the portfolio for an eventual recovery, weightings have remained fairly constant. We have reduced our cash level to a relatively low 4.80% as the number of attractive buying opportunities in the current market is almost unprecedented.

ECONOMIC CONDITIONS

Despite much talk about recession, the economy continues to show signs of recovery, albeit a mild one. The Gross Domestic Product has now grown for the past three quarters yet we still hear warnings about the possibility of a "double dip" recession. Despite the headlines, most signs currently point to a fourth consecutive quarter of growth which should become apparent when the numbers are released. Durable goods orders are up over last year as is industrial output, manufacturing, personal income, business sales, consumer spending, and new home sales among other areas. The employment situation continues to improve slowly and is a lagging indicator in any event. Even corporate earnings are up over last year though that fact is easily missed amid all the gloomy headlines.

The pervasive pessimism, geopolitical concerns and the massive wealth contraction created by a three-year bear market have combined to damage investor, consumer and business confidence. This continuing lack of confidence could be a serious problem if not contained or reversed soon. It causes investors to stay on the sidelines in fear of further declines despite having the most attractive market in many years. It causes consumers to save rather than spend due to the fear of job losses even though employment activity is currently improving. Finally, it causes businesses to curtail hiring and investment due to concerns over future economic activity even though GDP is growing. All of this could combine to create a self-fulfilling prophecy thereby harming an otherwise budding recovery. At present, we are hopeful that the improving economic picture will become apparent by late 2002 and early 2003, as earnings rise against easy prior-year comparisons. Accordingly, businesses should increase hiring thereby further improving the employment situation. This should in turn allow the consumer to worry less about job stability and resume spending. We believe all of this would be beneficial to stock prices which would reinforce confidence throughout the economy. It would also be bad for bonds as interest rates would likely climb.

How likely is an upturn in earnings? The companies in the S&P 500 have already reported a 4% increase in year-over-year earnings in the second quarter of this year, the first positive comparison in 7 quarters. Current consensus estimates are for S&P earnings to rise by 15% in the third quarter of this year and 20% in the fourth quarter as we begin to compare current activity with the weaker results brought about by the September 11th tragedy in 2001. Although these optimistic assumptions may moderate somewhat, certainly the environment is conducive to such a rebound. Interest rates are the lowest in decades, productivity is high, liquidity is strong thanks to a very accommodative Fed, inflation is low but rising enough to thwart the threat of deflation, jobs are climbing, business inventories are in great shape and personal income is growing.

MARKET CONDITIONS

In our letter to you in late 1999, we wrote the following:

  "...contrarian investing works best at major turning points. Finally, signs are emerging that such a point may be near...When trends stay in existence for this length of time and go to such extremes, it is not unusual to experience major reversals of fortune."

At that time, we were approaching the end of the ten-year bull market which peaked in March of 2000. Large-cap index stocks and technology stocks were in vogue, highly over-valued and, for many investors, the only game in town. The Fed was raising interest rates but most believed it no longer mattered in America's high-tech economy. Most stocks had already begun their bear market but that evidence was masked by the capitalization-weighted indexes which had been buoyed by the popularity of index funds. The signs were evident. We had been in a prolonged economic expansion causing investors, consumers and businesses to extrapolate the good times forever into the future. Price and valuation did not matter as no price was too high to pay for a popular stock. The greatest perceived risk was being out of the market. Confidence was high. "Buy the dips" was standard advice. The time frame was long-term, the strategy was to buy and hold and investing seemed easy to the average market participant. It was a "New Era". We were on our way to Dow 36,000!

Fast forward to today and the market environment is a mirror image of what it was like then. We are now in the longest bear market since the Great Depression and it has also been one of the most severe. The former glamour stocks (e.g. internet, technology and index stocks) have been pummeled with losses commonly in the 50% to 95% range. However, the Fed is lowering interest rates and the economy is beginning to recover from the downturn created by the excesses of the late 90's and the tragedy of September 11th. Still, investors, consumers and businesses are not convinced. Weak economic activity is still being extrapolated deep into the future. Price and value still do not matter as no price is now too low to sell stocks for some investors. The greatest perceived risk is not enough cash. Confidence is low. "Sell the rallies" is standard advice. The time frame is now short-term as the "buy and hold" strategy has been discredited. Many think we are now on our way to Dow 3600.

While the most recent lesson learned by investors is that bull markets do end, be assured that bear markets do too. In the meantime, the market environment is one of the best in many years for patient investors as companies are being sold without regard to long-term value. This provides outstanding opportunities to position portfolios for future growth at very attractive prices.

OUTLOOK AND STRATEGY

During the year, the materials, industrial, healthcare, utility and technology sectors hurt the performance of the Fund while the consumer, energy and financial sectors were additive. The energy sector was our best performer aided by rising energy prices due to Mid-East turmoil. Our focus on value was also very instrumental in the sector as two of our holdings received attractive take-over offers. Our technology holdings were the worst performers accounting for a full 84% of the decline in Net Asset Value for the year. While the precipitous decline in the sector allowed us to build our position to its current weighting at attractive long-term prices, the continued downward momentum of the sector penalized us due to our penchant for being early. Still we feel good about our technology holdings with many selling at close to net cash on the balance sheet. Our effort has been to find niche companies with good future prospects, avoiding the popular issues which are even today, often still over-valued. We believe these holdings should provide the fuel to power the portfolio higher in any technology rebound.

The broad decline in all areas of the market has allowed us to focus on diversification rather than concentrating in only a few battered sectors. Most of this decline occurred in the month of July as investors began a multi-week capitulation in a panicky effort to raise cash. This pullback, precipitated in part by corporate scandal and saber-rattling, fed on itself through margin calls and mutual fund redemptions which required further selling. Our holdings had remained essentially flat through June despite the market weakness. However, in July, investors sought to raise cash by selling those positions which had retained some value thereby forcing a broad-based decline which is many times characteristic of an approaching market bottom. While the decline in price was painful, it was not characteristic of any fundamental decline in the value of the companies involved. On the contrary, our portfolio has many companies exhibiting good earnings trends, even in a less than robust economy. As it is our view that prices eventually follow the long-term trend in earnings, this bodes well for the future.

CONCLUSION

While we are encouraged by out-performing our benchmarks during the year, like you, we are disappointed with the absolute decline in the Fund's value. Still, we are primarily focused on the fundamentals of our companies from a business standpoint, having confidence that their growing value will eventually be reflected in their stock prices. Warren Buffet addressed this dichotomy in early 1999 during a rare interview on ABC's Nightline by stating that people who are investing solely with an eye on stock prices "will get flushed out very easily compared to people that really want to buy a business"1<F1>. We agree and believe that much of this process has already been accomplished. The majority of the excesses that were built during the 90's have disappeared through an unrelenting 30-month liquidation of stock holdings, corporate bankruptcies, uncovered scandals and business retrenchment. This is the way it has always been throughout history when bubbles burst. Is the bottom near?
It's tough to say as prices can decline with the same disregard for reality as "irrational exuberance" is replaced by "irrational despair". Still, an investor's risk level is much lower than it was 30 months ago. This argues for the fresh commitment of new funds to the equity market of which there is plenty on the sidelines with over $2 trillion sitting in money market funds alone. Those who have invested at times like these have been generally well-rewarded over the long term.

While we don't believe the strong upward trends of the 1990's will soon return, we do think significant gains can be achieved by the astute investor. Discrimination in stock purchases becomes of paramount importance and this requires a strong research effort and attention to detail. Our goal is to provide this effort for the Fund, resulting in value-added performance over time regardless of the dynamics of the overall market. We look forward to this challenge, believe we are well-prepared to meet it, and look forward to reporting our progress to you in the months and years ahead.

Sincerely,

/s/Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

September 29, 2002

Opinions expressed are those of Lanny C. Barbee and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The total return for the twelve months ended August 31, 2002, average annual total return for three years, five years and from inception on September 29, 1995 through August 31, 2002 for the Fund, was -13.89%, 1.70%, -6.25% and -
0.40%, respectively. The total return for the twelve months ended August 31, 2002, average annual total return for three years, five years and from inception on September 29, 1995 through August 31, 2002 for the S&P 500 Index was -18.00%, -10.32%, 1.74% and 8.38%, respectively. The total return for the twelve months ended August 31, 2002, average annual total return for three years, five years and from inception on September 29, 1995 through August 31, 2002 for the Russell 2000 Index was -15.44%, -1.66%, -0.32% and 4.78%, respectively. The total return for the twelve months ended August 31, 2002, average annual total return for three years, five years and from inception on September 29, 1995 through August 31, 2002 for the NASDAQ Composite Index was -27.17%, -21.70%, -3.70% and 3.39%, respectively. These indices are unmanaged and commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for the Fund's holdings as of August 31, 2002.

1<F1> "Buffet: Buy a business, not movement" - Houston Chronicle, March 4, 1999 (Bloomberg News)

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor. 10/02

                          LIGHTHOUSE OPPORTUNITY FUND
                       Value of $10,000 vs S&P 500 Index

          Date       Lighthouse Opportunity Fund      S&P 500 w/income
          ----       ---------------------------      ----------------
          9/29/95              $10,000                     $10,000
          8/31/96              $11,367                     $11,392
          8/31/97              $13,437                     $16,022
          8/31/98               $9,613                     $17,318
          8/31/99               $9,250                     $24,215
          8/31/00              $11,697                     $28,170
          8/31/01              $11,298                     $21,300
          8/31/02               $9,729                     $17,467

                          Average Annual Total Return
                          Period Ended August 31, 2002
               1 Year                                    (13.89%)
               5 Year                                     (6.25%)
               Since Inception (9/29/95)                  (0.40%)

                          LIGHTHOUSE OPPORTUNITY FUND
                       Value of $10,000 vs S&P 500 Index
            For the Period November 30, 1998 through August 31, 2002
           (representing the tenure of the acting Portfolio Manager)

          Date       Lighthouse Opportunity Fund      S&P 500 w/income
          ----       ---------------------------      ----------------
        11/30/98               $10,000                     $10,000
         2/28/99                $9,469                     $10,676
         5/31/99               $10,636                     $11,261
         8/31/99                $9,896                     $11,458
        11/30/99                $8,691                     $12,091
         2/29/00               $10,645                     $11,930
         5/31/00               $10,807                     $12,443
         8/31/00               $12,514                     $13,330
        11/30/00               $10,759                     $11,581
         2/28/01               $11,433                     $10,952
         5/31/01               $13,520                     $11,130
         8/31/01               $12,088                     $10,079
        11/30/01               $12,125                     $10,166
         2/28/02               $12,458                      $9,911
         5/31/02               $13,027                      $9,588
         8/31/02               $10,408                      $8,265

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at August 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 93.9%

AIRLINES: 1.7%
   9,700     Southwest Airlines Co.                                 $  137,837
                                                                    ----------

APPAREL MANUFACTURING: 5.0%
  17,200     Guesso, Inc.*<F2>                                          89,784
   3,500     Jones Apparel
               Group, Inc.*<F2>                                        126,315
   8,000     Quiksilver, Inc.*<F2>                                     179,280
                                                                    ----------
                                                                       395,379
                                                                    ----------

ATHLETIC EQUIPMENT:  1.2%
   2,900     The Nautilus Group, Inc.*<F2>                              91,959
                                                                    ----------

BIOTECHNOLOGY: 5.6%
   6,550     Celgene Corp.*<F2>                                        113,839
  15,300     Isis Pharmaceuticals, Inc.*<F2>                           154,836
  21,900     Ligand
               Pharmaceuticals, Inc.*<F2>                              161,622
  16,100     Ribozyme
               Pharmaceuticals, Inc.*<F2>                               11,431
                                                                    ----------
                                                                       441,728
                                                                    ----------

COMMERCIAL SERVICES: 4.0%
  11,500     Cendant Corp.*<F2>                                        164,565
  15,200     Navigant
               International, Inc.*<F2>                                154,280
                                                                    ----------
                                                                       318,845
                                                                    ----------

COMMUNICATIONS EQUIPMENT:  2.5%
  13,400     Foundry Networks, Inc.*<F2>                               117,250
  29,500     Sycamore Networks, Inc.*<F2>                               84,075
                                                                    ----------
                                                                       201,325
                                                                    ----------

COMPUTERS - NETWORKING: 0.8%
  22,600     JNI Corp.*<F2>                                             65,314
                                                                    ----------

CONSUMER PRODUCTS: 1.6%
   6,000     Fossil, Inc.*<F2>                                         131,160
                                                                    ----------

DEFENSE: 0.7%
  16,000     DHB Industries, Inc.*<F2>                                  53,600
                                                                    ----------

ELECTRICAL COMPONENTS & EQUIPMENT: 0.6%
  12,100     American
               Superconductor Corp.*<F2>                                45,980
                                                                    ----------

ELECTRONIC COMPONENTS: 10.4%
   7,150     Actel Corp.*<F2>                                          101,315
   4,200     Altera Corp.*<F2>                                          44,982
   2,200     Analog Devices, Inc.*<F2>                                  53,020
   5,500     Coherent, Inc.*<F2>                                       111,595
  30,000     GlobespanVirata, Inc.*<F2>                                105,600
   8,000     International
               Rectifier Corp.*<F2>                                    174,080
   7,000     KEMET Corp.*<F2>                                           84,350
   8,800     Merix Corp.*<F2>                                           74,008
  14,400     Universal
               Display Corp.*<F2>                                       77,904
                                                                    ----------
                                                                       826,854
                                                                    ----------

ELECTRONIC INSTRUMENTS: 1.4%
   8,100     Keithley
               Instruments, Inc.                                       112,590
                                                                    ----------

FABRICATED PIPE & PIPE FITTINGS: 2.2%
  10,200     The Shaw Group, Inc.*<F2>                                 170,850
                                                                    ----------

HEALTH CARE SERVICES: 7.2%
  10,100     Caremark Rx, Inc.*<F2>                                    163,620
   3,600     Lincare Holdings, Inc.*<F2>                               115,380
  13,700     MIM Corp.*<F2>                                            147,823
   3,000     Tenet Healthcare Corp.*<F2>                               141,510
                                                                    ----------
                                                                       568,333
                                                                    ----------

HOTEL-CASINO:  2.1%
  10,000     Boyd Gaming Corp.*<F2>                                    163,000
                                                                    ----------

INSURANCE: 2.9%
   9,200     Humana Inc.*<F2>                                          122,360
   4,600     UnumProvident Corp.                                       106,536
                                                                    ----------
                                                                       228,896
                                                                    ----------

INVESTMENT BANKING/BROKERAGE: 6.8%
   3,700     The Bear Stearns
               Cos., Inc.                                              236,541
   3,500     Lehman Brothers
               Holdings, Inc.                                          199,535
   7,700     SWS Group, Inc.                                           105,644
                                                                    ----------
                                                                       541,720
                                                                    ----------

LEISURE & RECREATIONAL PRODUCTS:  3.1%
   6,750     Multimedia
               Games, Inc.*<F2>                                        143,438
   5,700     Shuffle Master, Inc.*<F2>                                 101,916
                                                                    ----------
                                                                       245,354
                                                                    ----------

MANUFACTURING EQUIPMENT: 4.8%
  12,900     Applied Films Corp.*<F2>                                  110,424
   4,800     Brooks-PRI
               Automation, Inc.*<F2>                                    82,080
  28,000     Trikon
               Technologies, Inc.*<F2>                                 190,680
                                                                    ----------
                                                                       383,184
                                                                    ----------

MEDICAL PRODUCTS: 0.4%
  15,950     Cohesion
               Technologies, Inc.*<F2>                                  32,378
                                                                    ----------

OIL & GAS EXPLORATION & PRODUCTION: 4.3%
   3,200     Pogo Producing Co.                                        105,120
   4,300     St. Mary Land &
               Exploration Co.                                         102,254
  17,000     Ultra Petroleum Corp.*<F2>                                136,000
                                                                    ----------
                                                                       343,374
                                                                    ----------

OIL & GAS PIPELINES: 4.4%
  14,500     Plains All American
               Pipeline, L.P.                                          346,550
                                                                    ----------

OILFIELD EQUIPMENT/SERVICES: 1.6%
  29,200     Mitcham Industries, Inc.*<F2>                              56,648
   3,900     National-Oilwell, Inc.*<F2>                                73,788
                                                                    ----------
                                                                       130,436
                                                                    ----------

RAILROAD TRANSPORTATION:  1.6%
   3,600     CSX Corp.                                                 125,388
                                                                    ----------

RESTAURANTS: 3.6%
   4,000     CEC Entertainment, Inc.*<F2>                              146,080
  19,200     Chicago Pizza &
               Brewery, Inc.*<F2>                                      139,392
                                                                    ----------
                                                                       285,472
                                                                    ----------

RETAIL - SPECIALTY: 4.4%
   2,800     Christopher &
               Banks Corp.*<F2>                                         81,480
  13,900     Gadzooks, Inc.*<F2>                                        97,300
   7,800     Pacific Sunwear of
               California, Inc.*<F2>                                   169,650
                                                                    ----------
                                                                       348,430
                                                                    ----------

SHIPPING: 1.4%
   7,500     Stelmar Shipping Ltd.*<F2>                                108,525
                                                                    ----------

SOFTWARE: 4.9%
   4,700     NetIQ Corp.*<F2>                                           91,180
   8,700     PracticeWorks, Inc.*<F2>                                  132,240
   3,800     Synopsys, Inc.*<F2>                                       163,970
                                                                    ----------
                                                                       387,390
                                                                    ----------

TRUCKING: 1.2%
   4,500     Arkansas Best Corp.*<F2>                                   92,610
                                                                    ----------

UTILITIES: 1.5%
   1,700     Utilities HOLDRs Trust                                    121,652
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $8,869,785)                                                  7,446,113
                                                                    ----------

PREFERRED STOCK: 1.4%

OIL & GAS EXPLORATION & PRODUCTION: 1.4%
   5,400     Westport Resources
               Corp., CLB,
               6.5%, 12/31/2049
               (cost $100,220)                                         113,400
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT: 4.8%

$382,406     Federated Cash Trust                                      382,406
               (cost $382,406)

TOTAL INVESTMENTS IN
  SECURITIES: 100.1%
  (cost  $9,352,411+<F3>)                                            7,941,919

Liabilities in excess
  of Other Assets:  (0.1)%                                             (13,249)
                                                                    ----------
NET ASSETS: 100.0%                                                  $7,928,670
                                                                    ----------
                                                                    ----------

*<F2>   Non-income producing security.
+<F3> At August 31, 2002, the basis of investments for federal income tax purposes was $9,355,842. Unrealized appreciation and depreciation were as follows:

 Gross unrealized appreciation                                     $   825,995
 Gross unrealized depreciation                                      (2,239,918)
                                                                   -----------
 Net unrealized depreciation                                       $(1,413,923)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2002

ASSETS
     Investments in securities, at value (cost $9,352,411)         $ 7,941,919
     Receivables:
          Dividends and interest                                         2,031
          Due from Advisor                                               2,187
     Prepaid expenses                                                   14,302
                                                                   -----------
               Total assets                                          7,960,439
                                                                   -----------

LIABILITIES
     Payables:
          Administration fees                                            2,705
          Distribution fees                                              3,519
          Payable to custodian                                           1,029
     Accrued expenses                                                   24,516
                                                                   -----------
               Total liabilities                                        31,769
                                                                   -----------

NET ASSETS                                                         $ 7,928,670
                                                                   -----------
                                                                   -----------
     Shares outstanding (unlimited number
       of shares authorized, without par value)                        722,701
     Net asset value, offering and redemption price per share      $     10.97
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
     Paid-in capital                                               $13,458,618
     Accumulated net realized loss on investments                   (4,119,456)
     Net unrealized depreciation on investments                     (1,410,492)
                                                                   -----------
               Net assets                                          $ 7,928,670
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the year ended August 31, 2002

INVESTMENT INCOME
     Income
          Dividends (Net of foreign taxes of $349)                 $    60,490
          Interest                                                       4,144
                                                                   -----------
               Total Income                                             64,634
                                                                   -----------

     Expenses
          Advisory fees                                                118,513
          Administration fees                                           30,000
          Fund accounting fees                                          24,371
          Distribution fees                                             23,703
          Transfer agent fees                                           21,320
          Audit fees                                                    13,575
          Registration fees                                             12,714
          Shareholder Reporting                                          7,192
          Custody fees                                                   7,006
          Legal fees                                                     6,114
          Trustee fees                                                   5,182
          Miscellaneous fees                                             3,002
          Insurance expense                                                493
                                                                   -----------
               Total expenses                                          273,185
               Less:  fees waived and reimbursed                       (83,906)
                                                                   -----------
               Net expenses                                            189,279
                                                                   -----------
                    NET INVESTMENT LOSS                               (124,645)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on investments                                  393,976
     Change in net unrealized appreciation/depreciation
       on investments                                               (1,468,041)
                                                                   -----------
               Net realized and unrealized loss on investments      (1,074,065)
                                                                   -----------
                    NET DECREASE IN NET ASSETS RESULTING
                      FROM OPERATIONS                              $(1,198,710)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                        AUGUST 31, 2002     AUGUST 31, 2001
                                                        ---------------     ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:

OPERATIONS
     Net investment loss                                   $  (124,645)        $   (94,017)
     Net realized gain on investments                          393,976           1,804,957
     Change in net unrealized
       appreciation (depreciation)
       on investments                                       (1,468,041)         (2,038,930)
                                                           -----------         -----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                       (1,198,710)           (327,990)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS
     Net decrease in net assets derived from
       net change in outstanding shares (a)<F4>               (458,044)           (850,498)
                                                           -----------         -----------
          TOTAL DECREASE IN NET ASSETS                      (1,656,754)         (1,178,488)

NET ASSETS
     Beginning of year                                       9,585,424          10,763,912
                                                           -----------         -----------
     END OF YEAR                                           $ 7,928,670         $ 9,585,424
                                                           -----------         -----------
                                                           -----------         -----------
     Undistributed net
       investment income (loss)                            $        --         $        --
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F4>  A summary of capital share transactions is as follows:

                                   YEAR ENDED                              YEAR ENDED
                                 AUGUST 31, 2002                         AUGUST 31, 2001
                            ------------------------                ------------------------
                            Shares             Value                Shares             Value
                            ------             -----                ------             -----
Shares sold                  71,244         $   895,446             181,426         $ 2,349,851
Shares redeemed            (100,663)         (1,353,490)           (244,922)         (3,200,349)
                           --------         -----------            --------         -----------
Net decrease                (29,419)        $  (458,044)            (63,496)        $  (850,498)
                           --------         -----------            --------         -----------
                           --------         -----------            --------         -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                          YEAR ENDED AUGUST 31,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
Net asset value, beginning of year                  $12.74         $13.20         $10.43         $10.85         $15.76
                                                    ------         ------         ------         ------         ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.17)         (0.13)         (0.17)         (0.07)          0.01
Net realized and unrealized
  gain (loss) on investments                         (1.60)         (0.33)          2.94          (0.34)         (4.31)
                                                    ------         ------         ------         ------         ------
Total from investment operations                     (1.77)         (0.46)          2.77          (0.41)         (4.30)
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                              --             --             --          (0.01)            --
From net realized gain                                  --             --             --             --          (0.61)
                                                    ------         ------         ------         ------         ------
Total distributions                                     --             --             --          (0.01)         (0.61)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $10.97         $12.74         $13.20         $10.43         $10.85
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total return                                        (13.89)%        (3.41)%        26.46%         (3.78)%       (28.46)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                    $7.9           $9.6          $10.8          $12.4          $21.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                   2.89%          2.74%          2.77%          2.47%          2.13%
After fees waived and
  expenses absorbed                                   2.00%          2.00%          2.00%          2.00%(1)       2.00%(1)<F5>

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                  (2.21)%        (1.68)%        (1.76)%        (0.85)%        (0.06)%
After fees waived and
  expenses absorbed                                  (1.32)%        (0.94)%        (0.99)%        (0.39)%(1)      0.08%(1)<F5>
Portfolio turnover rate                              62.42%         72.15%         57.49%        122.00%         44.09%

(1)<F5> Excluding dividends paid on securities sold short representing 0.11% and 0.15% for the year ending August 31, 1999 and 1998 respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Lighthouse Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

        At August 31, 2002, the Fund had a capital loss carryforward available for federal income tax purposes of $4,116,025, which expires in 2006, to offset future gains.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended August 31, 2002, the Fund decreased paid-in capital by $124,645 due to the Fund experiencing net investment losses. Accumulated net realized loss on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended August 31, 2002, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 2002, the Fund incurred $118,513 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2002, the Advisor waived fees of $83,906.

     At August 31, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $234,547. The Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                   August 31,
                  --------------------------------------------
                  2003                2004                2005
                  ----                ----                ----
                $76,864             $73,777             $83,906

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Average Net Assets of the Fund     Fee or Fee Rate
     ------------------------------     ---------------
     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the year ended August 31, 2002, the Fund incurred $30,000 in Administration fees.

     Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as distribution coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended August 31, 2002, the Fund paid to the Advisor, as distribution coordinator, $23,703.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended August 31, 2002 were $5,579,135 and $6,034,179, respectively.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     There were no distributions paid for the years ended August 31, 2002 and 2001.

     As of August 31, 2002, the components of distributable earnings on a tax basis were not materially different than the amounts presented in the statement of assets and liabilities.

NOTE 7 - INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        Independent Trustees
                                                        --------------------

                                                                                          # of
                                         Term of                                          Funds in       Other
                          Position       Office and                                       complex        Directorships
Name, Age                 Held with      Length of       Principal Occupation             overseen       Held by
and Address               the Trust      Time Served     During Past Five Years           by Trustee     Trustee
-----------               ---------      -----------     ----------------------           ----------     -------------
Dorothy A. Berry          Chairman       Indefinite      Consultant, Talon                19             Not
(Born 1943)               and            Term            Industries                                      Applicable
615 E. Michigan St.       Trustee        Since           (administrative,
Milwaukee, WI  53202                     May 1991        management &
                                                         business consulting);
                                                         formerly Chief Operating
                                                         Officer, Integrated Asset
                                                         Management (investment
                                                         advisor and manager)
                                                         and formerly President,
                                                         Value Line, Inc.,
                                                         (investment advisory &
                                                         financial publishing firm).

Wallace L. Cook           Trustee        Indefinite      Retired; formerly                19             Not
(Born 1939)                              Term            Senior Vice President,                          Applicable
615 E. Michigan St.                      Since           Rockefeller Trust Co.;
Milwaukee, WI  53202                     May 1991        Financial Counselor,
                                                         Rockefeller & Co.

Carl A. Froebel           Trustee        Indefinite      Private Investor;                19             Not
(Born 1938)                              Term            formerly Managing                               Applicable
615 E. Michigan St.                      Since           Director, Premier
Milwaukee, WI  53202                     May 1991        Solutions, Ltd.;  formerly
                                                         President and Founder,
                                                         National Investor Data
                                                         Services, Inc. (investment
                                                         related computer software).

Ashley T. Rabun           Trustee        Indefinite      Founder and Chief                19             Trustee,
(Born 1952)                              Term            Executive Officer,                              E*TRADE
615 E. Michigan St.                      Since           InvestorReach, Inc.,
Milwaukee, WI  53202                     May 2002        (financial services
                                                         marketing and
                                                         distribution consulting);
                                                         formerly Partner and
                                                         Director, Nicholas-
                                                         Applegate Capital
                                                         Management,
                                                         (investment
                                                         management).

Rowley W.P. Redington     Trustee        Indefinite      President; Intertech             19             Not
(Born 1944)                              Term            Computer Services                               Applicable
615 E. Michigan St.                      Since           Corp. (consumer
Milwaukee, WI  53202                     May 1991        electronics and computer
                                                         service and marketing);
                                                         formerly Vice President,
                                                         PRS of New Jersey, Inc.
                                                         (management consulting),
                                                         and Chief Executive
                                                         Officer, Rowley
                                                         Associates (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

Steven J. Paggioli        Trustee        Indefinite      Consultant, U.S.                 19             Trustee,
(Born 1950)                              Term            Bancorp Fund Services,                          Managers
915 Broadway                             Since           LLC since July, 2001;                           Funds.
New York, NY  10010                      May 1991        formerly Executive Vice
                                                         President, Investment
                                                         Company Administration,
                                                         LLC ("ICA") (mutual
                                                         fund administrator and
                                                         the Fund's former
                                                         administrator).

Robert M. Slotky          President      Indefinite      Vice President, U.S.                            Not
(Born 1947)                              Term            Bancorp Fund Services,                          Applicable
2020 E. Financial Way,                   Since           LLC since July, 2001;
Suite 100                                August 2002     formerly, Senior Vice
Glendora, CA  91741                                      President, ICA (May
                                                         1997-July 2001).

Eric W. Falkeis           Treasurer      Indefinite      Vice President, U.S.                            Not
(Born 1973)                              Term            Bancorp Fund Services,                          Applicable
615 E. Michigan St.                      Since           LLC since 1997; Chief
Milwaukee, WI  53202                     August 2002     Financial Officer,
                                                         Quasar Distributors,
                                                         LLC, since 2000.

Chad E. Fickett           Secretary      Indefinite      Compliance                                      Not
(Born 1973)                              Term            Administrator, U.S.                             Applicable
615 E. Michigan St.                      Since           Bancorp Fund Services,
Milwaukee, WI  53202                     March 2002      LLC since July, 2000.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS OF
LIGHTHOUSE OPPORTUNITY FUND AND THE
BOARD OF TRUSTEES OF PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Opportunity Fund (the Fund), a series of Professionally Managed Portfolios, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Opportunity Fund as of August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Los Angeles, California
October 11, 2002

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                             Houston, Texas  77024
                                 (713) 688-6881
                   Toll-Free Account Inquiries (866) 811-0218

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45201

                     Transfer and Dividend Disbursing Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                          Omaha, Nebraska  68154-1952

                            Independent Accountants
                               ERNST & YOUNG LLP
                               725 South Figueroa
                         Los Angeles, California  90017

                                 Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441